Exhibit 10.4

FORM OF SECOND AMENDMENT AGREEMENT TO THE PARTICIPATION AGREEMENT

SECOND AMENDMENT AGREEMENT (HEREINAFTER “AGREEMENT”) TO THE PARTICIPATION AGREEMENT DATED JUNE 14, 2000, AMENDED ON DECEMBER 21, 2005 (HEREINAFTER “PARTICIPATION AGREEMENT”), ENTERED INTO BY AND AMONG THE FEDERAL GOVERNMENT OF THE UNITED STATES OF MÉXICO (HEREINAFTER “FEDERAL GOVERNMENT”), BY THE MINISTRY OF COMMUNICATIONS AND TRANSPORTATION (“SCT”), NACIONAL FINANCIERA, S.N.C., DIRECCIÓN FIDUCIARIA IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST NUMBER 5111-3 (“NAFIN”), GRUPO AEROPORTUARIO DEL CENTRO NORTE, S.A. DE C.V. (HEREINAFTER “CONTROLLING CORPORATION”), SERVICIOS AEROPORTUARIOS DEL CENTRO NORTE, S.A. DE C.V. (HEREINAFTER “SERVICES CORPORATION, SOCIEDAD DE SERVICIOS”), THE CONCESSIONARY CORPORATIONS, SERVICIOS DE TECNOLOGÍA AEROPORTUARIA, S.A. DE C.V. (FORMERLY OPERADORA MEXICANA DE AEROPUERTOS, S.A. DE C.V.) (HEREINAFTER “SETA” OR THE “STRATEGIC PARTNER”) AEROINVEST, S.A. DE C.V. (FORMERLY CONSTRUCTORAS ICA, S.A. DE C.V.) (HEREINAFTER “AEROINVEST”), AND AÉROPORTS DE PARIS MANAGEMENT, S.A. (FORMERLY AÉROPORTS DE PARIS) (HEREINAFTER “ADPM”), WITH THE APPEARANCE OF BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C., DIVISIÓN FIDUCIARIA (HEREINAFTER “TRUSTEE”), ENTERED INTO BY THE FEDERAL GOVERNMENT THROUGH THE SCT, REPRESENTED BY DR. AARON DYCHTER POLTOLAREK, NAFIN REPRESENTED BY RICARDO RANGEL FERNANDEZ MCGREGOR, CONTROLLING CORPORATION REPRESENTED BY RUBEN LOPEZ BARRERA, THE SERVICES CORPORATION REPRESENTED BY RUBEN LOPEZ BARRERA, THE STRATEGIC PARTNER REPRESENTED BY LUIS ZARATE ROCHA, THE TRUSTEE REPRESENTED BY CARLOS FLORES SALINAS, AEROINVEST REPRESENTED BY ALONSO QUINTANA KAWAGE, ADPM REPRESENTED BY NICOLÁS CLAUDE, AND THE CONCESSIONARY CORPORATIONS, REPRESENTED BY RUBEN LOPEZ BARRERA PURSUANT TO THE FOLLOWING DEFINITIONS, PRECEDENTS, REPRESENTATIONS AND CLAUSES.

DEFINITIONS

Capitalized terms defined and used in this Agreement shall have the meaning assigned to such terms herein, or otherwise, in the Participation Agreement.

PRECEDENTS

1.               On June 14, 2000, a Participation Agreement was executed, with the purpose of establishing rights and obligations among others, of the Strategic Partner, the Federal Government, Nafin, the Trustee, and Grupo Aeroportuario, in virtue of the in virtue of the Bid Process and the selection of the Strategic Partner in the management of the Assigned Airports pursuant to the General Guidelines for the Investment Opening in the Mexican Airport System, the invitation to bid and the guidelines

2.               On December 21, 2005, an agreement was entered into with the purpose of modifying the Sections 2.5, 2.7 y 3.4.4, among other provisions of the Participation Agreement.

3.               Considering that (i) Nafin has the intention of carrying out the Public Offering of the representative shares of the capital stock of the Controlling Corporation,  of its property (the “Nafin Shares”) in the Securities Market in Mexico and abroad (the “Public Offer”) pursuant to clause 3.4.5. of the Participation Agreement, (ii) to carry out the Public Offer it is necessary to follow the Securities Market Law and  other general dispositions issued by the National Banking and Securities Commission, including those related to the existence, integrations, and functioning of social organs of the Controlling Corporation,  and (iii) as a result of the total modification of the Controlling Corporation’s By-laws, approved by the Ordinary and Extraordinary General Shareholder’s Meeting of the Controlling Corporation of October 2, 2006, reflecting, among other things, the required adequateness in accordance with the Securities Market Law, it is necessary to modify certain clauses of the Participation Agreement, with the purpose of making both agreements consistent with the terms of the amended by-laws of the Controlling Corporation.

4.               With the purpose of making more efficient the handling of the cash flows between the Controlling Corporation and the airports, redistributing the risks and liabilities in accordance with the different business segments, and with the guidelines and implementation of a dividends policy  favorable to the shareholders’ profit, it is necessary to (i) modify the corporate and administrative composition of the corporations that integrate  the Controlling Corporation, in the items regarding the management and non regulated income,  and (ii) in consequence modify certain clauses of the Participation Agreement (the “Corporate and Administrative Restructure”).

5.               On August 11, 2006, a Board Meeting of the Controlling Corporation was held, in which was approved the carrying out of all necessary acts regarding the implementation of the Public Offering and the Corporate and Administrative Restructure, among other issues were approved.

REPRESENTATIONS

I.                               The Federal Government, through the SCT, hereby represents that:

1.               It acknowledges having entered into on June 14, 2000, the participation Agreement, as well as its Amendment Agreement dated December 21, 2005.

2.               It acknowledges the need to modify the Participation Agreement, with the purpose, among other things of (i) making it consistent with the terms of the current by-laws of the Controlling Corporation, and (ii) implementing the Corporate and Administrative Restructure.

3.               Its representative, as Undersecretary of Transportation, is duly authorized to execute this Agreement in accordance with article 6, Section IX, of the SCT Internal Regulation.

II.                           Nafin, through its representative, hereby represents that:

1.               It is a national banking corporation and, development finance institution, duly organized and validly existing under the Financial Institutions Law and its Organic Law, with legal capacity and patrimony of its own and it is duly authorized to execute this Agreement.

2.               Acknowledges the need to modify the Participation Agreement, with the purpose, among other things of (i) making it consistent with the terms of the current by-laws of the Controlling Corporation, and (ii) implementing the Corporate and Administrative Restructure.

3.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 101,352, granted on July 10, 2003, before Mr. José Ángel Villalobos Magaña, Public Notary num. 9 of the Federal District, dully registered in the Public Registry of Commerce of the Federal District, on July 16, 2003 under mercantile folio number 1275.

4.               Has received the necessary instructions to execute this agreement by means of instruction notice number          dated November          2006, in terms of the Trust number 5111-3, entered into as of July 14 2000 (the “Nafin Trust”).

III.                       The Controlling Corporation, through its representative, hereby represents that:

1.               It is a corporation duly organized under the laws of Mexico, as evidenced in public deed number 44,355, dated May 28, 1998, granted before Mr. Emiliano Zubiría Maqueo, Public Notary number 25 of the Federal District, duly registered in the Public Registry of Commerce of the Federal District under mercantile folio number 238749.

2.               Acknowledges having entered into on June 14, 2000, the participation Agreement, as well as its Amendment Agreement dated December 21, 2005.

3.               It acknowledges the need to modify the Participation Agreement, with the purpose, among other things of (i) making it consistent with the terms of the current by-laws of the Controlling Corporation, and (ii) implementing the Corporate and Administrative Restructure.

4.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision of (ii) its by-laws or any other agreement that it is part of.

5.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 10,485, granted on February 6, 2003, before Mr. Jesús Salazar Venegas, Public Notary num. 63 of Monterrey, Nuevo León, dully registered in the Public Registry of Commerce of Monterrey, Nueco Leon, on January 27, 2004 under mercantile folio number 238749.

IV.                       Each of the Concessionary Corporations, represent it was duly organized as represented in the Participation and that its representatives are duly authorized to execute this Agreement.

V.                           The Services Corporation, through its representative, hereby represents that:

1.               It is a corporation duly organized under the laws of Mexico, as evidenced in public deed number 44,356, dated May 28, 1998, granted before Mr. Emiliano Zubiría Maqueo, Public Notary number 25 of the Federal District, duly registered in the Public Registry of Commerce of the Federal District under mercantile folio number 238750.

2.               Acknowledges having entered into on June 14, 2000, the participation Agreement, as well as its Amendment Agreement dated December 21, 2005.

3.               Acknowledges the need to modify the Participation Agreement, with the purpose, among other things of (i) making it consistent with the terms of the current by-laws of the Controlling Corporation, and (ii) implementing the Corporate and Administrative Restructure.

4.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision (ii) its by-laws or any other agreement that it is part of.

5.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 10,486, granted on February 6, 2003, before Mr. Jesús Salazar Venegas, Public Notary num. 63 of the Federal District.

VI.                       The Strategic Partner, through its representative, hereby represents that:

1.               It is a corporation duly organized under the laws of Mexico, as evidenced in public deed number 79,502, dated June 9, 2000, granted before Mr. Armando Gálvez Pérez Aragón, Public Notary number 103 of the Federal District, duly registered in the Public Registry of Commerce of the Federal District on October 13, 2000, under mercantile folio number 267940.

2.               Acknowledges having entered into on June 14, 2000, the participation Agreement, as well as its Amendment Agreement dated December 21, 2005.

3.               Acknowledges the need to modify the Participation Agreement, with the purpose, among other things of (i) making it consistent with the terms of the current by-laws of the Controlling Corporation, and (ii) implementing the Corporate and Administrative Restructure.

4.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision (ii) its by-laws or any other agreement that it is part of.

5.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 991, granted on December 20, 2005, before Public Notary num. 29 of Monterrey, Nuevo León.

VII.                   The Partners of the Strategic Partner, through its representative, hereby represents that:

1.               Acknowledges the need to modify the Participation Agreement, with the purpose, among other things of (i) making it consistent with the terms of the current by-laws of the Controlling Corporation, and (ii) implementing the Corporate and Administrative Restructure.

2.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision (ii) its by-laws or any other agreement that it is part of.

3.               Its representatives are dully authorized to execute this Agreement, and such authority has not been revoked or modified in any form or manner according with:

(a)                   Public deed number 69,898, dated July 25, 2003, granted before Mr. Jorge Alfredo Domínguez Martínez, Public Notary number 140 of the Federal District, , duly registered in the Public Registry of Commerce of the Federal District on September 20, 20003 under mercantile folio number 309414.

(b)                  Public deed number 112,480, dated December 20, 2005, granted before Mr. Cecilio González Márquez, Public Notary number 151 of the Federal District, and the power of attorney of the legal representative of ADPM.

VIII.              The Trustee, through its representative, hereby represents that:

1.               In terms of the Organic Law, it is dully authorized to carry out trustee operations according to its by-laws and the Credit Institutions Law.

2.               Appears to the execution of this Agreement, with the purpose of knowing the reach of its obligations as Trustee, under the Participation Agreement and manifest its conformity to them.

3.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 32,541, granted on January 14, 1997, before Mr. Maximino García Cueto, Public Notary num. 14 of the Federal District, dully registered in the Public Registry of Commerce of the Federal District.

Based on the foregoing, the parties hereto execute this Agreement in accordance with the following:

CLAUSES

FIRST.        In accordance with the Controlling Corporation By-Laws and the Securities Market Law, the parties convene by entering this Agreement to modify the definitions section of the Participation Agreement, the foregoing terms, as well as any other reference made to such terms in the Participation Agreement.

“Audit Committee

the Audit Committee of the Controlling Corporation will be integrated according to its by-laws and to the Securities Market Law, and will have all the faculties and obligations foreseen in articles its by-laws and in articles 41, 42, 43 and others applicable of the Securities Market Law, regarding the vigilance of the management, direction and execution of the Corporation’s businesses.”

“Operations Committee	the Operations Committee will be the one that, the Board Director appoints, with its corresponding faculties and according to the Controlling Corporation by-Laws.”

“By-Laws	the by-laws of the Controlling Corporation approved by Ordinary and Extraordinary general Shareholder’s Assembly of October 2, 2006.”

SECOND. In terms of the By-Laws of the Controlling Corporation and the Securities Market Law, the parties convene to modify in the definitions chapter, the terms “Nominative and Compensations Committee” for “Nominative Committee”, as well as any other reference made to such terms in the Participation Agreement.

THIRD.     In terms of the By-Laws of the Controlling Corporation ad the Securities Market Law, the parties convene to modify section 2.8 of the Participation Agreement, to be defined as following:

“2.8                          The administration. The Board Members will be integrated, at all times for at least 11 (eleven) members, in the understanding that it should be integrated by an impair number of members, at all times and at least 25% (twenty five percent) should be independent members, in accordance with article 24 of the Securities Market Law and other general regulations issued by the National Banking and Securities Commission.

2.8.1 Participation in the Board.  Every shareholder or group of shareholders of the series “BB” owner of 10% (ten percent) of the social stock, will be able to designate, in accordance with Article 450, fraction I of the Securities Market Law, one member of the Board. The shareholders of the Series “B” will have the right to designate 3 (three) members with its corresponding alternates in terms with article 6 of the Controlling Company’s by-laws. The appointments made by the minority of the shareholders will not be revoked, unless otherwise done to all members.

2.8.2 Faculties of the Board members designated by shareholders of series “BB”.  The members of the Board designated by shareholders of the  series “BB”, acting unanimously, will have the exclusive faculty to (i) Present to the Board Members the names of the candidates to be appointed as General Managers of the Company; (ii) Propose the removal of the general Manager of the Company; (iii) Designate and remove half of the first level managers according to the Technical Assistance and technology Transfer Agreement referred in numeral 2(c) of Article Sixth of the Controlling Company’s by-laws, as well the policies that for such case determines the Board, in terms of numeral 6(j) of Article Eighteenth of the by-laws; and iv) Propose the designation of at least one member of each one of the Company’s Committees, in the understanding that the independent requirements should be followed as well as any other provision contemplated in the Securities Market Law.

2.8.2.1 Operations Committee.  The Controlling Company, the Services Companies and the Concessionary Companies jointly, may be managed by an Operations Committee, whose functioning and integration will be determined by the Controlling Company’s Board Members, in accordance with the Controlling Company’s By-Laws and the Securities Market Law.

2.8.2.2 General Manager.  The management, direction and business execution functions of the Controlling Company and other legal entities controlled by it, will be responsibility of the General Manager, subject to the strategies and, policies approved by the Board, and the by-laws of the Controlling Company, especially article thirty third and the Securities Market Law.”

FOURTH.                                        In terms of the Corporate and Administrative Restructure, the parties agree to amend section 2.9 of the Participation Agreement to read as follows:

“2.9                          Acknowledgement of the Obligations of Grupo Aeroportuario. The Strategic Partner declares to have knowledge of the by-laws of the Controlling Company, as well as of the by-laws of the Services Company, and of the Concessionary Companies and, therefore, is familiarized with the mechanisms established in such instruments for the decision tacking process within Grupo Aeroportuario related with the functioning and operation, which oblige to be observed in all its terms.

As well, the Strategic Partner declares to acknowledge the terms and conditions of the Administrative Services Agreement and that according to this Agreement, undertakes the obligation to provide to the Controlling Company the technical assistance required in accordance with the Technical Assistance Agreement and the Administrative Services Rendering Agreement. The foregoing will not be understood as an adhesion on behalf of the Strategic Partner to the Administrative Services Rendering Agreement.”

FIFTH. The parties agree that the amendments to the Participation Agreement mentioned in Clauses First, Second and Third of this Agreement, are subject to the condition subsequent that (i) the National Banking and Securities Commission grant the authorization for the register of Series “B” shares, representative of the social stock of the Company in the Stock Exchange National Registry and the current Special Section of such registry; and (ii) the public offer of such shares is issued in México through the Mexican Stock Exchange and, as the case may be, in the United States of America and any other country abroad in terms presented by the President in paragraph III of the Agenda, in either case, no later than March 31, 2007.

SIXTH. Except for the amendments to the Participation Agreement established in this Agreement, the Participation Agreement and its first Amendment Agreement remains in full force, in the understanding that any provisions of the Participation Agreement and its first Amendment Agreement not amended herein will maintain their validity and legal scopes. The parties acknowledge that the amendments established in this Agreement do not constitute novation of the Participation agreement or its first Amendment Agreement.

SEVENTH. This Agreement shall be governed by and construed in accordance with the federal laws of the United Mexican States and the parties to this Agreement hereby expressly and irrevocably submit to the jurisdiction of the competent courts of Mexico City, Federal District, waiving the right to any other jurisdiction to which they may be entitled by reason of their present or future domicile or otherwise.

In witness whereof, and being the parties aware of the validity and legal scopes of this Agreement, this Agreement is executed on November     , 2006.

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[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Federal Government, through the

Ministry of Communication and Transport

By: [AaronDychter Poltolarek]
Sub secretary of Transport

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Nacional Financiera, Sociedad

Nacional de Crédito

División Fiduciaria

By: [Ricardo Rangel Fernández Mcgregor]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Grupo Aeroportuario del

Centro Norte, S.A. de C.V.

By: [Rubén López Barrera]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Servicios Aeroportuarios del Centro Norte, S.A. de C.V.

By: [Rubén López Barrera]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Aeropuerto de Ciudad Juárez, S.A. de C.V.	Aeropuerto de Culiacán, S.A. de C.V.

By: [Rubén López Barrera]
By: [Rubén López Barrera]	Legal Representative
Legal Representative

Aeropuerto de Acapulco, S.A. de C.V.	Aeropuerto de Durango, S.A. de C.V.

By: [Rubén López Barrera]	By: [Rubén López Barrera]
Legal Representative	Legal Representative

Aeropuerto de Mazatlán, S.A. de C.V.	Aeropuerto de Monterrey, S.A. de C.V.

By: [Rubén López Barrera]	By: [Rubén López Barrera]
Legal Representative	Legal Representative

Aeropuerto de Reynosa, S.A. de C.V.	Aeropuerto de Tampico, S.A. de C.V.

By: [Rubén López Barrera]	By: [Rubén López Barrera]
Legal Representative	Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Aeropuerto de Torreón, S.A. de C.V.	Aeropuerto de San Luis Potosí, S.A. de C.V.

By: [Rubén López Barrera]	By: [Rubén López Barrera]
Legal Representative	Legal Representative

Aeropuerto de Zacatecas, S.A. de C.V.	Aeropuerto de Zihuatanejo, S.A. de C.V.

By: [Rubén López Barrera]	By: [Rubén López Barrera]
Legal Representative	Legal Representative

Aeropuerto de Chihuahua, S.A. de C.V.

By: [Rubén López Barrera]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Servicios de Tecnología

Aeroportuaria, S.A. de C.V.

By: [Luis Zarate Rocha]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Aeroinvest, S.A. de C.V.

By: [Alonso Quintana Kawage]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Aéroports de Paris Management, S.A.

By: [Nicolás Claude]
Legal Representative

[Signature Page]

Amendment Agreement to the Participation Agreement dated as of November   , 2006.

Banco Nacional de Comercio

Exterior, S.N.C.

By: [Carlos Flores Salinas]
Legal Representative